PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17

655 Broad Street, 17th Floor

Newark, New Jersey 07102

October 8, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios, Inc. 17

Registration numbers 033-55441 and 811-07215

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated September 23, 2015 (SEC accession number 0000067590-15-001144), to the Prospectus, dated December 26, 2014 for the Prudential Total Return Bond Fund. The purpose of the filing is to submit the 497 filing dated September 23, 2015 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary